                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                ---------------



                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): DECEMBER 16, 1998
                                                 -------------------



                         BAY VIEW CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)




    DELAWARE                  0-17901                    94-3078031
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(State or other      (Commission File Number)          (IRS Employer
jurisdiction of                                        Identification
incorporation)                                              No.)



1840 GATEWAY DRIVE, SAN MATEO, CALIFORNIA                       94404
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code (650) 573-7300
                                                          --------------



                                      N/A
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)
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                              BAY VIEW CAPITAL I
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




          DELAWARE                0-17901-01              APPLIED FOR
--------------------------------------------------------------------------------
      (State or other      (Commission File Number)      (IRS Employer
      jurisdiction of                                    Identification
      incorporation)                                          No.)



1840 GATEWAY DRIVE, SAN MATEO, CALIFORNIA                       94404
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code (650) 573-7300
                                                          --------------



                                      N/A
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

                                       2
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Item 5.   Other Events
          ------------

          Bay View Capital Corporation (the "Company") and Bay View Capital I (the "Trust") hereby file the exhibits listed in Item 7 below in connection with the offering by the Trust of 3,200,000 9.76% Cumulative Capital Securities pursuant to the Registration Statement of the Company and the Trust (File Nos. 333-64877 and 333-64877-01) filed with the Securities and Exchange Commission under the Securities Act of 1933.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

4 Form of First Supplemental Indenture with respect to Bay View Capital Corporation's Junior Subordinated Deferrable Interest Debentures due December 31, 2028.

23        Consent of Silver, Freedman & Taff, L.L.P.

99 Opinion of Silver, Freedman & Taff, L.L.P. as to certain Federal income tax matters.

                                       3
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BAY VIEW CAPITAL CORPORATION



Date: December 16, 1998       By: /s/ Robert J. Flax
                                  ---------------------------------
                                   Robert J. Flax
                                   Executive Vice President,
                                    General Counsel and Secretary



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BAY VIEW CAPITAL I



Date: December 16, 1998       By: /s/ Robert J. Flax
                                  ------------------
                                  Robert J. Flax
                                  Trustee

                                 EXHIBIT INDEX



Exhibit
Number              Description

4                   Form of First Supplemental Indenture

23                  Consent of Silver, Freedman & Taff, L.L.P.

99 Federal Income Tax Opinion of Silver, Freedman & Taff, L.L.P. dated December 16, 1998

                                       5